Exhibit 99.1

This presentation (together with any other statements or information that we may make in connection herewith) may contain forward-looking statements. All statements other than statements of present and historical facts contained in this prospectus, including without limitation, statements regarding our future results of operations and financial position, business strategy, prospective products, planned preclinical or greenhouse studies and clinical or field trials, regulatory approvals, research and development costs, and timing and likelihood of success, as well as plans and objectives of management for future operations, may be forward-looking statements. Without limiting the foregoing, the words “anticipate,” “believe,” “could,” “expect,” “should,” “plan,” “intend,” “estimate,” “target,” “may,” “will,” “would,” “potential,” the negative thereof and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements reflect various assumptions of Precision’s management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to us. Such statements are subject to a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to, our ability to become profitable; our ability to procure sufficient funding; our limited operating history; our ability to identify, develop and commercialize our product candidates; our dependence on our ARCUS technology; the initiation, cost, timing, progress and results of research and development activities, preclinical or greenhouse studies and clinical or field trials; our or our collaborators’ ability to identify, develop and commercialize product candidates; our or our collaborators’ ability to advance product candidates into, and successfully complete, clinical or field trials; our or our collaborators’ ability to obtain and maintain regulatory approval of future product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; the regulatory landscape that will apply to our and our collaborators’ development of product candidates; our ability to achieve our anticipated operating efficiencies as we commence manufacturing operations at our new facility; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; the potential for off-target editing or other adverse events, undesirable side effects or unexpected characteristics associated with any of our product candidates; the success of our existing collaboration agreements; our ability to enter into new collaboration arrangements; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, biotechnology and agricultural biotechnology fields; potential manufacturing problems associated with any of our product candidates; potential liability lawsuits and penalties related to our technology, our product candidates and our current and future relationships with third parties; and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q filed with the SEC on April 29, 2019, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov All forward-looking statements speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation may also contain estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Forward Looking Statements

Dedicated To Improving Life Overcome Cancer. Cure Genetic Disease. Feed the Planet.

Delivering on the Promise of Genome Editing Proprietary ARCUS genome editing platform built for translation with full freedom to operate Fully scaled and cell-optimized allogeneic CAR T platform in the clinic for R/R NHL and ALL Industry leading in vivo gene correction platform first to publish in non-human primates Wholly integrated food editing platform focused on human wellness and food security World class team of Precisioneers that includes the pioneers in genome editing

Our Near-Term Development Strategy Indication: Hepatitis B Target: cccDNA and integrated DNA IND 2020 Indication: NHL and ALL Target: CD19 (PBCAR091) Clinical Phase I Indication: NHL, CLL, SLL Target: CD20 (PBCAR20A) Clinic 2019 Product: Ultra-low sat canola oil Target: Saturate pathways Greenhouse 2019 Focused on validated targets Investing in manufacturing upfront Leveraging partnerships for independent capabilities Positioning follow-on programs to advance rapidly upon PoC

Nature’s Genome Editing System ARCUS

Our Objective: Therapeutic-Grade Genome Editing Industry’s Approach to Genome Editing Ease of design Speed of manufacture Density of targeting Open source Precision BioSciences' Approach to Genome Editing Safety Delivery Control of edits Proprietary ü ü ü ü

ARCUS: Engineering Nature’s Genome Editing System ARCUS is derived from I-CreI, a homing endonuclease naturally evolved for highly precise genome editing Safety: Requires productive binding before cutting Delivery: Small size (364 amino acids) maximizes delivery Control of edit: “Sticky ends” enables all forms of edits Proprietary: Complete control of platform and freedom to operate Four Key Attributes

Overcoming Cancer Off-the-shelf CAR T

Off-the-shelf CAR T Immunotherapy Pipeline Product Candidates Program Area Discovery Pre-clinical Clinical Rights PBCAR0191 (CD19) PBCAR20A (CD20) PBCAR269A (BCMA) PBCAR371A (CLL-1) NHL and ALL - Ph1/2a initiated Q2 2019, Interim Data Q1 2020 CLL, SLL, and NHL - Clinic 2019 MM - IND 2020 AML - IND 2020

An Allogenic CAR T Platform Designed to Overcome Cancer Allogeneic CAR T requires a traditional drug development approach to compete with traditional biologics Single-step cell engineering Proprietary process optimization Yield Quality Cost Highly consistent product Available on demand Minimize complexity of administration Expand flexibility in dosing Maximize use of the treatment Multi-pronged Approach Rigorous donor selection Minimize editing CAR site-specifically inserted Short 10 day manufacturing process Freedom to operate Key inputs - small nuclease & AAV Internal GMP manufacturing High yield Result Key Parameters 3

Precision BioSciences’ Proprietary Single Step CAR T Reduces heterogeneity in cell formulation Streamlines manufacturing Claimed in 9 issued US patents Single-Step CAR T T cell Receptor Alpha Constant (TRAC) locus Exon 1 Exon 2 Exon 3 Exon 4 T Cell

Scaled CAR T Manufacturing: Optimizes Yield and Quality Final Yield CD19 Drug Product (64M CAR T cells/vial) CD3- >99% CAR+ 65% - 75% TN/SCM & TCM >50% 1.25 CD4:1 CD8 (Batch2) Batch Vial Count 1 130 2 114 3 100 cold storage -1 0 3 8 10 Activation Expansion 1 Expansion 2 Cell Number Ship Receive Harvest CD4/8 Isolation Transfection/Transduction CD3 Depletion 5B 10B 15B 20B 25B 30B Major Days isolation CAR AAV + Data from three GMP batches of PBCAR0191 clinical material (Dec 2018-Jan 2019) ARCUS mRNA Healthy donor draw TN/SCM = Naïve; TCM = Central Memory

CAR T Cell Phenotype Optimized for Robust Expansion

Donor selection and proprietary manufacturing designed to **maximize naive and central memory T cells**

- Rapid *in vivo* expansion is correlated with high proportions of combined Naïve ($T_{N/SCM}$) and Central Memory (T_{CM}) CD4+ and CD8+ T cells. We believe that this is critical to the success of an allogeneic CAR T therapy.
- Lengthy and/or complex manufacturing processes result in primarily effector memory (T_{EM}) and effector (T_{EFF}) T cells.

Naïve and Central Memory CAR T cells are understood to be responsible for *in vivo* CAR T expansion.



T N/SCM
T CM
T EM
T EFF
Expand
Kill

PBCAR0191 has shown a high proportion of Naïve and Central Memory CAR T cells.



CD4 : CD8 ratio
1.25 : 1
% CAR+ Cells
40
30
20
10
0
T N/SCM
T CM
T EM
T EFF

Actual data from PBCAR0191 clinical trial drug product (CTM2)

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Maximization of naïve and central memory T cells allows for initial exploration with standard cy/flu LD Clinical data will direct an expanded LD or the addition of a biologic only if needed The “Stealth Cell” vector will be explored upon completion of initial clinical studies *Novel cell masking strategy that does not require additional editing Intensified Lymphodepletion (cyclophosphamide + fludarabine) 2 Biologic Lymphodepletion (C/F + biologic) 3 “Stealth Cell” Vector* 2 Roadmap for Clinical Development Standard Lymphodepletion (cyclophosphamide + fludarabine) 1

"Stealth Cell" B2M Knock***down*** to Extend Cell Persistence

- Completely eliminating MHC-I (knocking *out* B2M) results in rapid cell killing by NK cells
- Reducing surface expression of MHC-I to ~10% of wild-type levels reduces cell lysis by T cells or NK


β2M
CAR
RNAi


B2M Expression (normalized mean MFI)
% CAR T Cell Lysis
B2M
"Stealth Cell"
unmodified
shRNA 254
shRNA 256
shRNA 472
B2M Knockout

Rejection by T Cells


B2M Expression (normalized mean MFI)
% CAR T Cell Lysis
B2M
"Stealth Cell"
unmodified
shRNA 254
shRNA 256
shRNA 472
B2M Knockout

Rejection by NK Cells

*B2M reduction reduces expression of MHC class 1 on cell surface. MHC-1 mismatch identifies the cell as non-self and triggers rejection by patient immune cells

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PBCAR0191: Phase 1/2a Clinical Plan


Safety Assessment
Screening
Treatment Period
Follow-Up
LTFU Study
Day -14 -7 -5 -4 -3 0 28 60 90 180 360
Enrollment
PBCAR0191 Infusion x1
Safety & Response Assessment
End of Study
Lymphodepletion
Fludarabine 90 mg/m² +
Cyclophosphamide 1500 mg/m²

First patient dosed April 2019

Eligibility

- Adult patients with r/r B-NHL or r/r B-ALL

Clinical Sites

- Moffitt (Bijal Shah)
- City of Hope (Anthony Stein / Alex Herrera)
- Dana Farber (Caron Jacobson)
- MD Anderson (Nitin Jain)

Objectives

- Primary: safety and tolerability
- Secondary: anti-tumor activity
- Exploratory: expansion, trafficking, and persistence

Dose Escalation

- DL1 = 3.0×10^5/kg (~ $1.8 – 2.5 \times 10^7$ total cells) n=3
- DL2 = 1.0×10^6/kg (~ $6.0 – 8.5 \times 10^7$ total cells) n=3
- DL3 = 3.0×10^6/kg (~ $1.8 – 2.5 \times 10^8$ total cells) n=3

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First Allogeneic cGMP Manufacturing Facility in the U.S. 17,300 square foot cGMP clinical manufacturing expected to open in 2H 2019 Allogeneic CAR T Cells, mRNA (10g scale) and rAAV (400L scale) vectors for in-vivo and ex-vivo uses Facility in close proximity to RDU airport and Precision R&D facility (<10 min) Second phase expansion for commercial (>10,000 CAR T doses / treatments per year)

Curing Genetic Disease In Vivo Gene Correction

In Vivo Gene Correction Pipeline

Product Candidate	Program Area	Discovery	Pre-clinical	Clinical	Rights
HBV	Chronic Hepatitis B – IND 2020				GILEAD
Transthyretin	Familial amyloid polyneuropathy		Candidate selection for lead gene correction (2H19)		
HAO1	Primary hyperoxaluria				
FVIII (Intron 22 inversion)	Hemophilia A				
P23H RHO	Retinitis pigmentosa				
ApoC3	Lipoprotein lipase deficiency				
PCSK9	Familial hypercholesterolemia				

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In Vivo Gene Correction Strategy Difficulty of Edit Difficulty of Delivery Initial focus is primarily on gene deletions in the liver and eye In vivo gene corrections are complicated by the type of edit and the need to deliver efficiently to specific tissues More technically challenging edits and other tissues may follow Internal project prioritization will be based on large animal data Strategy seeks to maximize likelihood of near-term clinical success

Hepatitis B: Targeted Elimination of Virus DNA ARCUS can target and destroy HBV cccDNA to potentially cure chronic HBV Development of a potential cure A) ARCUS reduces HBV S-antigen in infected human hepatocytes Untreated HBsAg (% untreated control) cccDNA ARCUS We are working with Gilead to develop a drug formulation for curing chronic HBV infection mRNA-based drug Lipid nanoparticle (LNP) delivery Large-scale in-house mRNA manufacturing process Preclinical data collection underway IND expected in 2020 Integrated HBV B) ARCUS reduces cccDNA in infected human hepatocytes ARCUS untreated ARCUS

Rhesus macaques treated with ARCUS show sustained reductions in PCSK9 and LDL levels since 2017 First peer-reviewed data demonstrating in vivo gene correction in a non-human primate model LDL levels are stably reduced by roughly 50% or more following one-time AAV delivery of an ARCUS nuclease Animals tolerated treatment, no obvious AEs and appear healthy two years after dosing Similar results obtained with 4 additional treated animals at 1 year+ Familial Hypercholesterolemia: Reduce ‘Bad’ Cholesterol 3e13 vg/kg 6e12 vg/kg 3e13 vg/kg 6e12 vg/kg

Autosomal Dominant Retinitis Pigmentosa: Restore Vision ARCUS can be used to selectively eliminate the P23H RHO gene associated with adRP ARCUS treatment restores vision in a humanized pig model of P23H adRP >RHO C68A (P23H) mutant ACGGGTGTGGTACGCAGCCACT >wild-type rhodopsin ACGGGTGTGGTACGCAGCCCCT leave WT allele intact eliminate mutant allele AAV5 ARCUS-P23H Inject P3-P7 (one eye) Electroretinogram (ERG) hP23H RHO Transgenic Pig Pre-injection 26 Weeks Post-injection Wild-Type Pig Untreated eye Treated eye

Feed the Planet Elo Life Systems

Product Discovery Greenhouse Field Program Lead Ultra-low Saturate Canola Oil Scaled, Zero Calorie Watermelon Sweetener Self-Breeding Stevia High Protein Chickpea Food Pipeline

Elo Seeks to Improve Human Health Through Food Climate change is already having a dramatic impact on our food supply Consumers are increasingly demanding healthier, sustainable sources of food Elo has fully integrated ARCUS with key enabling and discovery technologies Developed successful partner-driven model that minimizes internal capital use Elo Life Systems is a food focused subsidiary of Precision BioSciences

Ultra-Low Saturate Canola Oil

Cargill is one of the world's largest producers of cooking oil. We are collaborating with Cargill to develop ultra-low saturate "heart healthy" canola oil

Goal: Decrease saturated fatty acids in Canola oil through metabolic engineering


Fatty Acid Biosynthesis Pathway in Canola
ARCUS mediated targeted disruption of multiple genes in the pathway
Acetyl CoA
Potential pathways to limit synthesis of saturated fat
ARCUS 1
ARCUS 2
ARCUS 3
ARCUS 4
Saturated fatty acids
Unsaturated fats


% Total Saturates where WT=100%
100
80
60
40
20
0
Unedited canola
Edited canola
26%
20%
Reduction in TSFA
ARCUS-edited Canola line 1
ARCUS-edited Canola line 2

Edited canola plants produce significantly lower levels of saturated fat relative to current low-saturate canola lines

Source: US patent 2017/0034541 W; TSFA: C18:0/C20:0/C22:0/C24:0; TSFA = Total Saturated Fatty Acid

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Mogroside V: Scaled Zero Calorie Sweetener

Mogroside V is an all-natural zero calorie sweetener from Monk Fruit

Mogroside V is difficult to source because monk fruit is not scalable

- Grown regionally, long life cycle, small, difficult to cultivate and process

Watermelon has all the genes to make mogroside V, but the pathway is dormant

Elo is using ARCUS to re-activate the dormant mogroside V pathway genes in watermelon

- Watermelon production and processing is already highly optimized
- Production of mogroside V in watermelon would make harvesting this sweetener scalable
- Mogroside V could be produced locally and sustainably, for the global food, beverage and ingredient industry


+ ARCUS
Mogroside V pathway activity
Scalable


Un-edited watermelon genes do not produce Mogroside V
Gene 1
Gene 2
Gene 3
Gene 4
ARCUS 1
ARCUS 2
Gene 1
Gene 2
Gene 3
Gene 4
Dormant genes activated with ARCUS to express Mogroside V

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Cash Runway Takes Us Into 2021 Initial Public Offering (Ticker: DTIL) - Q2 2019 ü Clinical dosing of allogenic CD19 CAR T - Q2 2019 Open cGMP manufacturing facility: mRNA, AAV, CAR T - 2H 2019 Wholly-owned CD20 CAR T enters clinic Q4 2019 Interim data from P1 CD19 CAR T - Q1 2020 IND for lead in vivo gene correction program - 2020 IND for wholly-owned BCMA CAR T - 2020 ü Recent and Anticipated Milestones

Key Takeaways Highly experienced team of over 160 Precisioneers includes the pioneers in editing Proprietary ARCUS genome editing platform with full freedom to operate Independent cGMP manufacturing capabilities by YE 2019 Multiple CAR T programs will be in human clinical trials by YE 2019 Strong balance sheet and validating partnerships in each business area

Dedicated To Improving Life